Northern California Industrial and Flex Portfolio Acquisition December 20, 2011 Exhibit 99.2

PS Business Parks 2 PSB Overview Post Acquisition Acquisition Highlights Financing Strategy Conclusion Appendix Contents

PS Business Parks

PSB Overview – Post Acquisition
27.2 Million Square Feet; an increase of 24.4%
102 Business Parks in Eight States, increased from 84
Average Customer Size: 5,500 Sq. Ft., increased from 4,700
4,360 Customers, an increase of 216
Total Market Cap: $3.1 Billion
Data As of December 20, 2011

PSB Office
PSB Cluster of Properties
Strong Geographical Diversity within Vibrant Markets
1.3 mm sf
7.2 mm sf
3.2 mm sf
0.8 mm sf
0.7 mm sf
1.8 mm sf
6.5 mm sf
3.7 mm sf
1.5 mm sf
0.5 mm sf
Flex: 56.4%, Office: 18.3%, Industrial: 25.3%
Average Customer Size: 5,500 Square Feet
PS Business Parks

PS Business Parks 5 Acquisition Overview Northern California Industrial/Flex Portfolio East Bay & Silicon Valley, CA

PS Business Parks 6 Sample Portfolio Photos Dixon Landing Business Park Walsh at Lafayette Bayview Business Park Hayward Business Park

PS Business Parks

5.3 million sf
54% Industrial
46% Flex
$520 million purchase ($98 psf)
82% occupied
18 business parks (89 buildings)
Average tenant size: 20,000 sf
216 customers
Average remaining in-place
lease term of 2.6 years
Northern California Industrial & Flex Portfolio Overview

PS BUSINESS PARKS NORTHERN CALIFORNIA
1 South San Francisco / Produce — South San Francisco, CA
2 Airport Boulevard — South San Francisco, CA
3 Santa Clara Commerce Park — Santa Clara, CA
4 Santa Clara Technology Park — Santa Clara, CA
5 Old Oakland Road — San Jose, CA
6 Las Plumas Business Parks — San Jose, CA
7 Rogers Avenue — San Jose, CA
8 Parkway Commerce Center — Hayward, CA
9 Norris Canyon — San Ramon, CA
NORTHERN CALIFORNIA INDUSTRIAL FLEX/PORTFOLIO
1 Kifer Industrial Park — Sunnyvale, CA
2 Walsh at Lafayette — Santa Clara, CA
3 Little Orchard Distribution Center — San Jose, CA
4 Montague Industrial Park — San Jose, CA
5 Charcot Business Park — San Jose, CA
6 Dixon Landing Business Park — Milpitas, CA
7 Bayview Business Park — Fremont, CA
8 Industrial Distribution Center — Fremont, CA
9 Christy Business Park — Fremont, CA
10 Huntwood Business Park — Hayward, CA
11 Eden Landing Business Park — Hayward, CA
12 Diablo Industrial Park — Hayward, CA
13 Hayward Business Park — Hayward, CA
14 Bay Center Business Park — Hayward, CA
15 Cabot Distribution Center — Hayward, CA
16 Doolittle Business Park — San Leandro, CA
17 Port of Oakland — Oakland, CA
18 Concord Industrial Park — Concord, CA
San Francisco
Oakland
San Jose
Richmond
Berkeley
Pittsburg
Concord
Antioch
Walnut Creek
Lafayette
Alameda
San Leandro
Dublin
Pleasanton
Livermore
Hayward
Fremont
Milpitas
Daly City
South San Francisco
Pacifica
San Mateo
Redwood City
Palo Alto
Mountain View
Sunnyvale
Santa Clara
Cupertino
Campbell
Los Gatos
Half Moon Bay
Pescadero
Mill Valley
Tiburon
Stinson Beach
MARIN
CONTRA COSTA
ALAMEDA
SANTA CLARA
SAN MATEO
San Pablo Bay
San Francisco Bay

PSBUSINESSPARKS

PS Business Parks 8 Expansion of PSB’s Platform in the Bay Area

PS Business Parks

Deep Bay Area Platform
Location: Highly sought after Bay Area flex/industrial markets
Critical Mass:  5.3 million square feet and 18 business parks
Total Northern California Presence: 7.2 Million Square Feet, 30 business parks
Average Tenant Size: 20,000 square feet
Functionality: Core industrial/flex multi-tenant properties
Operational Upside: PSB in-house leasing and management
Opportunity to capture market momentum
At 82% occupancy, below PSB’s existing Bay Area portfolio (92%)
Strategic Considerations

PS Business Parks

Portfolio Summary By Submarket
(1) As of December 20, 2011
(1)
Property Parks Square Feet % of Portfolio Occupancy
Hayward 6 2,333,528 44% 82.8%
Fremont 3 636,579 12% 69.6%
Concord 1 245,930 5% 71.4%
Oakland 1 199,733 4% 83.2%
San Leandro 1 113,196 2% 84.6%
Total East Bay 12 3,528,966 67% 79.7%
San Jose 3 692,529 13% 90.3%
Milpitas 1 505,199 9% 69.1%
Santa Clara 1 320,505 6% 96.8%
Sunnyvale 1 287,300 5% 100.0%
Total Silicon Valley 6 1,805,533 33% 87.1%
Totals 18 5,334,499 100% 82.2%

PS Business Parks

Market Data (Q3 2011)
Industrial/Flex - Oakland/East Bay
Size 196,247,212
Vacancy 9.3%
Absorption 1,198,560
Under Construction -0-
Industrial/Flex - Silicon Valley
Size 103,518,905
Vacancy 7.4%
Absorption 477,531
Under Construction -0-
Source:  CBRE

PS Business Parks

Acquisition Funding
$250 Million Existing Loan Assumed (Cross Collateralized)
5 Year Remaining Term
5.45% Fixed Rate
$250 Million Term Loan with Wells Fargo Bank
3 Year Term
Interest Rate at 1.20% Over LIBOR
Prepayable Without Penalty
Balance Funded with Retained Cash/Credit Facility

Total Market Capitalization:  $3.1 Billion
Capital Structure
Note: Balances are as of 12/20/11
Secured Debt
9.2%
Unsecured Debt
13.6%
Preferred Equity
19.8%
Common Stock/OP Units
57.4%

PS Business Parks

PS Business Parks 14 APPENDIX

PS Business Parks

PSB Portfolio Diversification – Post Acquisition
Data as of 12/20/11
Pro Rata Pro Rata
Region Square Feet Share Square Feet Share
No.California 1,818,000 8.3% 7,152,000 26.3%
Washington DC Metro 6,517,000 29.8% 6,517,000 23.9%
So. California 3,988,000 18.2% 3,988,000 14.7%
Florida 3,717,000 17.0% 3,717,000 13.7%
Texas 3,326,000 15.2% 3,326,000 12.2%
Pacific Northwest 1,835,000 8.4% 1,835,000 6.7%
Arizona 679,000 3.1% 679,000 2.5%
Total
21,880,000 100.0% 27,214,000 100.0%
Flex Portfolio 12,904,000 59.0% 15,346,000 56.4%
Industrial Portfolio 3,981,000 18.2% 6,873,000 25.3%
Office Portfolio 4,995,000 22.8% 4,995,000 18.3%
Total
21,880,000 100.0% 27,214,000 100.0%
Pre-Acquisition Allocation Post-Acquisition Allocation

PS Business Parks

Customer Diversification (Full Portfolio)
Company data as of 12/20/11.
Top 10 Tenants – Percent of
Annualized Rental Income:
U.S Government:  6.7%
Lockheed Martin Corporation:  1.5%
Level 3 Communications: 1.1%
Kaiser Permanente: 1.1%
Bristol-Myers Squibb: 0.8%
Wells Fargo Bank: 0.7%
Luminex Corporation:  0.7%
Keeco, LLC: 0.6%
AARP: 0.5%
ATS Corporation:  0.5%
Percentage of Total Rent by Sector
Other, 9.1%
Business Services,
15.7%
Computer Hardware,
Software & Related
Services, 10.4%
Health Services, 11.3%
Government, 10.6%
Warehouse,
Transportation and
Logistics, 9.2%
Engineering and
Construction, 6.1%
Insurance and Financial
Service, 5.9%
Retail, Food and
Automotive, 5.5%
Aerospace / Defense
Products and Services,
2.9%
Educational Services,
1.8%
Electronics, 3.1%
Home Furnishings, 3.4%
Communications, 5.1%

PS Business Parks

Acquired Portfolio Top 20 Tenants
Tenant Name Sqft
Keeco, L.L.C. 279,669
Valley Relocation 212,840
Level 3 Communciations 197,100
EGL Eagle Global Logistics, LP 180,164
Applied Materials, Inc 150,480
KZ Kitchen Cabinet 138,325
PODS of San Francisco, LLC 118,820
Bristol Myers Squibb Company 113,792
First Solar, Inc. 110,025
Brook Furniture 95,904
Contract Office Group, Inc. 92,425
Kuehne & Nagel 90,720
McCollister's Moving 66,893
Apple, Inc 66,185
Fremont Furniture Solutions 58,608
The Gene Schick Company 54,266
Finisar Corporation 43,756
Metabolex 41,600
Cetecom 41,361
Commercial Casework 40,152

PS Business Parks

Disclaimer
When used within this presentation the words “may,” “believes,” “anticipates,”
“plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors relate to, among others, difficulties encountered in integrating the properties, inability to realize expected synergies, unanticipated operating costs, unexpected declines in occupancy, the risk of natural disasters including earthquakes and the effects of general and local economic and real estate conditions. Additional factors which could impact the forward-looking statements contained in this presentation are contained in the company’s filings with the Securities and Exchange
Commission. PS Business Parks, Inc. assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.